EXHIBIT 10.2


                            CHANGE IN TERMS AGREEMENT

--------------- ------------- ------------ ------------- ------------ ------------- ------------ ------------
  Principal      Loan Date     Maturity      Loan No      Call/Coll     Account       Officer     Initials
$10,000,000.00   05-01-2008    6-30-2015   0083976-0005               0083976-0005     07738
--------------- ------------- ------------ ------------- ------------ ------------- ------------ ------------

References in he boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing " * * * " has been omitted due to text length limitations.
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BORROWER: IRIS INTERNATIONAL, INC.      LENDER: CALIFORNIA BANK & TRUST
          9172 ETON AVENUE                      LOS ANGELES COMMERCIAL BANKING
          CHATSWORTH, CA 91311-5805             550 SOUTH HOPE STREET, SUITE 300
                                                LOS ANGELES, CA 90071
--------------------------------------------------------------------------------
     PRINCIPAL AMOUNT: $10,000,000.00                      INITIAL RATE: 5.250%
     DATE OF AGREEMENT: MAY 1, 2008

     DESCRIPTION OF EXISTING INDEBTEDNESS.
     The Business Loan Agreement dated March 24, 2006 and the Promissory Note dated May 25, 2004, in the original principal amount of $10,000,000.00 as amended by those certain Change in Terms Agreements dated May 9, 2005 and March 24, 2006, from IRIS International, Inc. to Lender.

     DESCRIPTION OF COLLATERAL.
     All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all fixtures; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

     DESCRIPTION OF CHANGE IN TERMS.
     The Business Loan Agreement dated March 24, 2006, between Borrower and Lender (as amended, revised, supplemented, extended, renewed or otherwise modified to date, the Loan Agreement) is hereby amended as follows:

     1. The following new section shall be added immediately following the section entitled "TERM":

     ADVANCE AUTHORITY. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: Cesar Garcia, President/CEO of IRIS International, Inc. and Peter Donato, CFO/Secretary of IRIS International, Inc.

     2. The section entitled "AFFIRMATIVE COVENANTS - Financial Statements" is amended to delete the requirement to deliver the federal and other governmental tax returns of Borrower.

     3. The section entitled "AFFIRMATIVE COVENANTS - Guaranties" is amended to delete the reference to Advanced Digital Imaging Research, LLC ("ADIR") as a guarantor of the obligations of Borrower under the Note and the Related Documents and, effective as of the date hereof, the Commercial Guaranty executed by ADIR is terminated and ADIR is released from all obligations and liability thereunder, except for obligations and liability for claims arising or existing prior to the date hereof, which shall survive such termination until fully and indefeasibly paid.

     4. The section entitled "ADDITIONAL INFORMATION" is amended to delete the following text at the end of the sentence: ", including without limitation:
     (a) detailed Accounts Receivable and Payable agings, as soon as available, but in no event later than twenty (20) days after month-end; (b) detailed Inventory Report, as soon as available, but in no event later than twenty
     (20) days after month-end".

     The Promissory Note dated May 25, 2004, in the original principal amount of $10,000,000.00 by Borrower in favor of Lender (as amended, revised, supplemented, extended, renewed or otherwise modified to date, the Note) is hereby amended as follows:

     1. The maturity date of the Note set forth in the heading, the section entitled "PAYMENT" and any other provision in the Note shall be amended from June 30, 2008 to June 30, 2015.

     2. The section entitled "LINE OF CREDIT" is amended to delete the first two sentences and insert in their place the following: This Note evidences a non-revolving line of credit, subject to the term-out provisions for each advance set forth in the section below entitled "TERM OUT OF EACH ADVANCE UNDER THE NON-REVOLVING LINE OF CREDIT". Once the total amount of principal under the non-revolving line of credit has been advanced or on June 30, 2010, whichever occurs first, Borrower shall no longer be entitled to, and Lender shall have no obligation to make, further advances under the Loan.

     3. The Pricing Matrix Addendum attached hereto shall be an addendum to and incorporated into the Note as if set forth therein in its entirety.

     As a condition to the effectiveness of this Change in Terms Agreement, StatSpin, Inc. shall have executed and delivered a Reaffirmation of Guaranty Obligations, in a form satisfactory to Lender, with respect to StatSpin, Inc.'s guaranty of Borrower's indebtedness and obligations to Lender as amended, revised, supplemented, extended, renewed or otherwise modified hereby.

     All other terms and conditions of the Note and Related Documents shall remain the same. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

     CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligations, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

     FINANCIAL STATEMENT CERTIFICATIONS. The undersigned hereby certifies to California Bank & Trust ("Bank") that all financial information

                            CHANGE IN TERMS AGREEMENT
LOAN NO: 0083976-0005             (CONTINUED)                             PAGE 2

("Information") submitted to Bank now and at all times during the terms of this loan does, and will, fairly and accurately represent the financial condition of the undersigned, all Borrowers and Guarantors. Financial Information includes, but is not limited to all Business Financial Statements (including Interim and Year-End financial statements that are company prepared and/or CPA-prepared), Business Income Tax Returns, Borrowing Base Certificates, Accounts Receivable and Accounts Payable Agings, Personal Financial Statements and Personal Income Tax Returns. The undersigned understands that the Bank will rely on all financial information, whenever provided, and that such information is a material inducement to Bank to make, to continue to make, or otherwise extend credit accommodations to the undersigned. The undersigned covenants and agrees to notify Bank of any adverse material changes in her/his/its financial condition in the future, The undersigned further understands and acknowledges that there are criminal penalties for giving false financial information to federally insured financial institutions.

DEPOSIT AGREEMENT SECURITY. Borrower hereby grants a security interest to Lender in any and all deposit accounts (checking, savings, money market or time) of Borrower at Lender, now existing or hereinafter opened, to secure its
Indebtedness hereunder. This includes all deposit accounts Borrower holds jointly with someone else.


PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:



IRIS INTERNATIONAL, INC.


BY: /s/ Cesar Garcia                    BY: /s/ Pete Donato
    ------------------------------          -------------------------------
    CESAR GARCIA, PRESIDENT/CEO OF          PETE DONATO, CFO/SECRETARY OF
    IRIS INTERNATIONAL, INC.                IRIS INTERNATIONAL, INC.

                             PRICING MATRIX ADDENDUM

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    DEBT TO TANGIBLE NET WORTH                          INTEREST RATE
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  Between 1.01:1.00 and 1.25:1.00               Prime +.25% or Libor + 2.250%
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  Less than 1.00:1.00                           Prime + 0% or Libor + 2.000%
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  Subject: IRIS International, Inc. $10,0000,000.00 Non-Revolving to Term Loan